UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 23, 2023

WOLFSPEED, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-40863	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham	North Carolina	27703
(Address of principal executive offices)		(Zip Code)

(919) 407-5300
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.00125 par value	WOLF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On October 23, 2023, the shareholders of Wolfspeed, Inc. (the “Company”) approved the Company’s 2023 Long-Term Incentive Compensation Plan (the “Plan”), which replaces the Company’s 2013 Long-Term Incentive Compensation Plan. No further awards will be made under the 2013 Long-Term Incentive Compensation Plan after October 29, 2023.

The terms of the Plan are set forth under the caption “Proposal No. 3—Approval of 2023 Long-Term Incentive Compensation Plan” in the Company’s definitive proxy statement for the Company’s 2023 Annual Meeting of Shareholders filed with the Securities and Exchange Commission (the “SEC”) on September 8, 2023 (the “2023 Annual Meeting Proxy Statement”). Such description is incorporated herein by reference and is qualified in its entirety by reference to the Plan, filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 23, 2023, the shareholders of the Company approved an amendment to the Company’s Restated Articles of Incorporation, as amended (the “Restated Articles”), to increase the number of authorized shares of common stock from 200,000,000 to 400,000,000. The amendment was combined with prior amendments to the Restated Articles into one consolidated Amended and Restated Articles of Incorporation (the “Amended and Restated Articles”) and filed with the Secretary of State of the State of North Carolina on October 23, 2023.

The foregoing description of the amendment to the Restated Articles is qualified in its entirety by reference to the full text of the Amended and Restated Articles, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on October 23, 2023 (the “Annual Meeting”). The shareholders considered six proposals, each of which is described in more detail in the 2023 Annual Meeting Proxy Statement.

Proposal No. 1: Election of ten nominees to serve as directors. The votes were cast as follows:

Name	Votes For	Votes Withheld

Glenda M. Dorchak	97,941,953	2,195,408
John C. Hodge	98,393,633	1,743,728
Clyde R. Hosein	96,264,425	3,872,936
Darren R. Jackson	98,379,196	1,758,165
Duy-Loan T. Le	96,232,871	3,904,490
Gregg A. Lowe	99,508,258	629,103
John B. Replogle	91,074,818	9,062,543
Marvin A. Riley	98,419,603	1,717,758
Stacy J. Smith	98,959,581	1,177,780
Thomas H. Werner	98,032,996	2,104,365

 Broker Non-Votes: 10,359,206

All nominees were elected.

Proposal No. 2: Approval of an amendment to the Restated Articles to increase the number of authorized shares of common stock from 200,000,000 to 400,000,000. The votes were cast as follows:

	Votes For	Votes Against	Abstained

Approval of an amendment to the Restated Articles	95,445,365	14,596,622	454,580

Proposal No. 2 was approved.

Proposal No. 3: Approval of the Wolfspeed, Inc. 2023 Long-Term Incentive Compensation Plan. The votes were cast as follows:

	Votes For	Votes Against	Abstained

Approval of the Wolfspeed, Inc. 2023 Long-Term Incentive Compensation Plan	63,035,479	37,001,159	100,723

Broker Non-Votes: 10,359,206

Proposal No. 3 was approved.

Proposal No. 4: Ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending June 30, 2024. The votes were cast as follows:

	Votes For	Votes Against	Abstained

Ratification of PricewaterhouseCoopers LLP appointment	110,241,852	168,999	85,716

Proposal No. 4 was approved.

Proposal No. 5: Advisory (nonbinding) vote to approve executive compensation. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Advisory (nonbinding) vote to approve executive compensation	77,112,086	22,526,657	498,618

Broker Non-Votes: 10,359,206

Proposal No. 5 was approved.

Proposal No. 6: Advisory (nonbinding) vote on the frequency of future shareholder advisory votes on executive compensation. The votes were cast as follows:

	Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Abstained
Advisory (nonbinding) vote on the frequency of future shareholder advisory votes on executive compensation	98,901,730	61,414	1,080,879	93,338

Proposal No. 6 was approved for “1 Year”.

(d) As disclosed above, shareholders cast over a majority of votes in favor of holding future say on pay votes on an annual basis. The Company’s Board of Directors (the “Board”) had recommended that such say on pay vote be held every year. In light of the shareholder vote and other factors the Board considered, the Board has determined that the Company will hold future say on pay votes on an annual basis until the next advisory vote on the frequency of say on pay votes occurs. The next advisory vote regarding the frequency of say on pay votes is required to occur no later than the Company’s 2029 Annual Meeting of Shareholders.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Articles of Incorporation
10.1	Wolfspeed, Inc. 2023 Long-Term Incentive Compensation Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOLFSPEED, INC.

By:	/s/ Bradley D. Kohn
Bradley D. Kohn
Senior Vice President and General Counsel

Date: October 24, 2023